UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2020

Kaya Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	333-177532	90-0898007
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 Middle River Drive, Suite 316, Fort Lauderdale, FL	33304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 892-6911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “Kaya Holdings, Inc.,” “we,” “us” and “our” refer to Kaya Holdings, Inc. and its subsidiaries.

Item 7.01	Regulation FD Disclosure.

Rule 506(c) Private Offering

On September 2, 2020, the Company commenced a private offering of up to of 160 Units (“Units”), at a price of $25,000 per Unit. Each Unit consists of:

·	1,000,000 shares of the Company’s common stock (“KAYS Shares”);

·	1,000,000 one-year Class A warrants, each entitling the holder to purchase one additional KAYS Share, at an exercise price of $0.075 per KAYS Share;

·	1,000,000 two year Class B warrants, each entitling the holder to purchase one additional KAYS Share, at an exercise price of $0.125 per KAYS Share; and

·	100,000 shares of common stock of Kaya Brands International, Inc., a recently incorporated subsidiary of KAYS through which the Company intends to undertake its expansion into foreign operations.

The securities will be offered and sold pursuant to Rule 506(c) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  The Units will be offered and sold on a “best efforts” basis until December 31, 2020, which date may be extended by the Company in its sole discretion for a period or periods of up to one hundred eighty (180) days. The securities included and underlying the Units will be “restricted securities” under the Securities Act..

The Company intends to use the proceeds of the private offering primarily to fund expansion of its international operations and for general working capital and corporate purposes.

Shareholder Presentation

Attached as Exhibit 99.1 to this report is a copy of the shareholder presentation to be used by the Company at its previously announced

Shareholder Business Update, which is to be held on Wednesday, September 2, 2020 at 2:00 PM Eastern Time. The information in the presentation is presented as of September 2, 2020, and the Company does not assume any obligation to update such information in the future.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No	Description
99.1	Shareholder Presentation dated September 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2020	KAYA HOLDINGS, INC.

	By:	/s/ Craig Frank
Craig Frank, Chief Executive Officer